Exhibit 10.2

Execution Copy

INCREMENTAL AGREEMENT NO. 1

INCREMENTAL AGREEMENT NO. 1, dated as of October 25, 2011 (this “Incremental Agreement No. 1”), to the CREDIT AGREEMENT, dated as of May 21, 2010 (as amended by Amendment No. 1 and as may be further amended, modified or supplemented from time to time, the “Credit Agreement”), among Sprint Nextel Corporation (the “Borrower”), the Subsidiary Guarantors party thereto, the Lenders and other agents party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, pursuant to Section 2.08 of the Credit Agreement, the Borrower has requested an Incremental Revolving Facility that increases the amount of the Revolving Credit Commitments by an aggregate of $150,000,000, and certain banks and other financial institutions party hereto as an Increasing Lender or an Assuming Lender (each in such capacity, an “Incremental Lender”) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein (and with the consent of each Issuing Bank), that (a) the Incremental Lenders will provide such Incremental Revolving Facility and (b) as permitted by Section 2.08 thereof, the Credit Agreement will be amended as set forth herein, subject to the terms and conditions set forth herein, without need for additional consent or approval of the Lenders;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Incremental Lenders hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Section 1.1 (Defined Terms).

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Incremental Agreement No. 1” means that certain Incremental Agreement No. 1, dated as of October 25, 2011, among the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Increasing Lenders and Assuming Lenders named therein.

“Incremental Agreement No. 1 Effective Date” has the meaning assigned to such term in the Incremental Agreement No. 1.

(b) The definition of “Revolving Credit Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following:

“The aggregate amount of the Revolving Credit Commitments as of the Incremental Agreement No. 1 Effective Date is $2,237,500,000.”

3. Joinder. (a) Each of the undersigned Incremental Lenders, the Administrative Agent, the Borrower and the Subsidiary Guarantors acknowledges and agrees that upon the execution by such Incremental Lender of this Incremental Agreement No. 1 and the occurrence of the Incremental Agreement No. 1 Effective Date, such Incremental Lender (i) to the extent not already a Lender under the Credit Agreement shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, on the terms and subject to the conditions set forth below, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder and (ii) shall have an aggregate Revolving Credit Commitment (x) with respect to each Incremental Lender not already a Lender under the Credit Agreement, as set forth on Schedule I hereof opposite such Incremental Lender’s name and (y) with respect to each Incremental Lender that is already a Lender under the Credit Agreement as of immediately prior to the Incremental Agreement No. 1 Effective Date, equal to the sum of (1) the amount set forth on Schedule I hereof opposite such Incremental Lender’s name and (2) the Revolving Credit Commitment of such Lender as of immediately prior to the Incremental Agreement No. 1 Effective Date (in each case, as such Revolving Credit Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement).

(b) Each Incremental Lender that is not already a Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Agreement No. 1; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.16(f) of the Credit Agreement.

4. Credit Agreement Governs. Except as set forth in this Incremental Agreement No. 1, the Loans made pursuant hereto shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

5. Schedule 2.01. Attached as Schedule I hereto is a supplement to Schedule 2.01 to the Credit Agreement, which supplement sets forth the Revolving Credit Commitment of each Incremental Lender (exclusive, with respect to any Lender already a Lender under the Credit Agreement as of immediately prior to the Incremental Agreement No. 1 Effective Date, of any Commitment of such Lender immediately prior to the Incremental Agreement No. 1 Effective Date) as of the Incremental Agreement No. 1 Effective Date.

6. Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Lender (to the extent not already a Lender under the Credit Agreement) shall be as set forth below its signature below.

7. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender (before and after giving effect to this Incremental Agreement No. 1):

(a) Each Obligor has the requisite corporate or equivalent power and authority to execute, deliver and perform this Incremental Agreement No. 1 and, in the case of the Borrower, to

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borrow under the Credit Agreement as amended by this Incremental Agreement No. 1 (the “Amended Credit Agreement”). Each Obligor has taken all necessary limited liability company, corporate or equivalent actions to authorize the execution, delivery and performance of this Incremental Agreement No. 1 and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of the Amended Credit Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Incremental Agreement No. 1, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Incremental Agreement No. 1 except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect. This Incremental Agreement No. 1 has been duly executed and delivered on behalf of each Obligor party hereto. On the Incremental Agreement No. 1 Effective Date, each of this Incremental Agreement No. 1, the Amended Credit Agreement and each other Loan Document will constitute a legal, valid and binding obligation of each Obligor that is a party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) The execution, delivery and performance of this Incremental Agreement No. 1 Effective Date, the borrowings under the Amended Credit Agreement and the use of the proceeds thereof will not violate any laws, regulations, policies and orders of any Governmental Authority applicable to it (or its Subsidiaries) or its (or their) property or any indentures, agreements and other instruments binding upon it (or its Subsidiaries) or its (or their) property (except where such violation or the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect) and will not result in, or require, the creation or imposition of any Lien on any of their respective properties.

(c) Each of the representations and warranties made by any Obligor herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Incremental Agreement No. 1 Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

(d) The Borrower and the other Obligors have performed in all material respects all agreements and satisfied all conditions which this Incremental Agreement No. 1 and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Obligors on or before the Incremental Agreement No. 1 Effective Date.

(e) Immediately after giving effect to this Incremental Agreement No. 1, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Incremental Agreement No. 1.

(f) Each Obligor hereby confirms as of the date hereof that (x) neither its certificates or articles of incorporation or formation, as applicable, nor its bylaws or operating agreement, as applicable, have been amended or modified since May 21, 2010 in a manner that would be adverse to the Lenders and (y) the corporate, LLC or partnership resolutions and consents, as applicable, delivered in connection with the closing of the Credit Agreement on May 21, 2010 which approved the execution and delivery of the Credit Agreement (including as amended by this Incremental Agreement No. 1) and the other Loan Documents and the performance by such Obligor of its obligations thereunder, and authorizing the transactions contemplated thereby, remain in full force and effect and have not been amended, rescinded or modified since May 21, 2010.

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8. Effectiveness. This Incremental Agreement No. 1 shall become effective on the date (the “Incremental Agreement No. 1 Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) Incremental Agreement No. 1. The Administrative Agent shall have received this Incremental Agreement No. 1, duly executed and delivered by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Incremental Lenders.

(b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Incremental Agreement No. 1 Effective Date, and all expenses required to be paid on or before the Incremental Agreement No. 1 Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel.

(c) Repayment of Loans. The Borrower shall have complied with the requirements of Section 2.08(d)(iv) of the Credit Agreement.

(d) No Default. Immediately after giving effect to this Incremental Agreement No. 1, no Default or Event of Default shall have occurred and be continuing.

(e) Officer’s Certificate. The Administrative Agent shall have received a certificate the Borrower certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default exists.

9. Covenants. The Borrower covenants and agrees that it will furnish to the Administrative Agent no later than three Business Days following the Incremental Agreement No. 1 Effective Date the favorable written opinions (addressed to the Administrative Agent and the Lenders) of (i) Jones Day, as special counsel to the Obligors that are organized under the laws of Delaware and (ii) in-house legal counsel of the Borrower as to the Obligors that are organized under the laws of Kansas, each in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request (and the Borrower hereby requests such counsel to deliver such opinions).

10. Continuing Effect of the Credit Agreement. This Incremental Agreement No. 1 shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. On and after the Incremental Agreement No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Incremental Agreement No. 1. This Incremental Agreement No. 1 is a Loan Document for all purposes of the Credit Agreement.

11. Amendment, Modification and Waiver. This Incremental Agreement No. 1 may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

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12. Counterparts. This Incremental Agreement No. 1 may be executed by the parties hereto in any number of separate counterparts (including emailed or facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

13. Severability. Any provision of this Incremental Agreement No. 1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Integration. This Incremental Agreement No. 1 and the other Loan Documents represent the agreement of the Obligors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

15. GOVERNING LAW. THIS INCREMENTAL AGREEMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INCREMENTAL AGREEMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

16. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Incremental Agreement No. 1, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Agreement No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SPRINT NEXTEL CORPORATION, as Borrower

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

[Incremental Agreement No. 1]

ENTERPRISE COMMUNICATIONS PARTNERSHIP

By:	SprintCom ECP I, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

By:	SprintCom ECP II, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

[Incremental Agreement No. 1]

ENTERPRISE DIGITAL PCS, LLC

By:	Enterprise Communications Partnership, its Member

By:	SprintCom ECP I, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

By:	SprintCom ECP II, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

[Incremental Agreement No. 1]

ENTERPRISE TOWERS, LLC

By:	Enterprise Communications Partnership, its Member

By:	SprintCom ECP I, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

By:	SprintCom ECP II, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

[Incremental Agreement No. 1]

ENTERPRISE WIRELESS, LLC

By:	Enterprise Communications Partnership, its Member

By:	SprintCom ECP I, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

By:	SprintCom ECP II, L.L.C., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

[Incremental Agreement No. 1]

PHILLIECO EQUIPMENT AND REALTY COMPANY, L.P.

By:	PhillieCo Sub, L.P., its General Partner

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

[Incremental Agreement No. 1]

C FON CORPORATION

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Assistant Treasurer

UNITED TELECOMMUNICATIONS, INC.

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Assistant Treasurer

[Incremental Agreement No. 1]

EACH OF THE OTHER “SUBSIDIARY GUARANTORS” LISTED ON ANNEX A ATTACHED HERETO

By:	/s/ Greg D. Block
	Name:	Greg D. Block
	Title:	Vice President and Treasurer

[Incremental Agreement No. 1]

Annex A

Name

ACI 900, Inc.

AGW Leasing Company, Inc.

AirGate Network Services, LLC

AirGate PCS, Inc.

AirGate Service Company, Inc.

Alamosa (Delaware), Inc.

Alamosa (Wisconsin) Properties, LLC

Alamosa Delaware GP, LLC

Alamosa Delaware Operations, LLC

Alamosa Finance, LLC

Alamosa Holdings, Inc.

Alamosa Holdings, LLC

Alamosa Limited, LLC

Alamosa Missouri Properties, LLC

Alamosa Missouri, LLC

Alamosa PCS Holdings, Inc.

Alamosa PCS, Inc.

Alamosa Properties, LP

Alamosa Wisconsin GP, LLC

Alamosa Wisconsin Limited Partnership

American PCS Communications, LLC

American PCS, L.P.

American Personal Communications Holdings, Inc.

American Telecasting, Inc.

APC PCS, LLC

APC Realty and Equipment Company, LLC

ASC Telecom, Inc.

Assurance Wireless of South Carolina, LLC

Atlanta MDS Co., Inc.

Bluebottle USA Holdings L.P.

Bluebottle USA Investments L.P.

Boost Mobile, LLC

Boost Worldwide, Inc.

Caroline Ventures, Inc.

Dial Call Midwest, Inc.

Domestic USF Corp.

EQF Holdings, LLC

Falcon Administration, L.L.C.

FCI 900, Inc.

G & S Television Network, Inc.

Georgia PCS Leasing, LLC

Georgia PCS Management, L.L.C.

Gulf Coast Wireless Limited Partnership

Helio LLC

Independent Wireless One Corporation

[Incremental Agreement No. 1]

Name

Independent Wireless One Leased Realty Corporation

IWO Holdings, Inc.

LCF, Inc.

Los Angeles MDS Company, Inc.

Louisiana Unwired, LLC

Machine License Holding, LLC

MinorCo, L.P.

NCI 700, Inc.

NCI 900 Spectrum Holdings, Inc.

New York MDS, Inc.

Nextel 220 License Acquisition Corp.

Nextel 700 Guard Band Corp.

Nextel Boost Investment, Inc.

Nextel Boost of California, LLC

Nextel Boost of New York, LLC

Nextel Boost of Texas, LLC

Nextel Boost of the Mid-Atlantic, LLC

Nextel Boost South, LLC

Nextel Boost West, LLC

Nextel Broadband, Inc.

Nextel China Holding Company

Nextel Communications of the Mid-Atlantic, Inc.

Nextel Communications, Inc.

Nextel Data Investments 1, Inc.

Nextel Finance Company

Nextel License Acquisition Corp.

Nextel License Holdings 1, Inc.

Nextel License Holdings 2, Inc.

Nextel License Holdings 3, Inc.

Nextel License Holdings 4, Inc.

Nextel of California, Inc.

Nextel of New York, Inc.

Nextel of Texas, Inc.

Nextel Operations, Inc.

Nextel Partners Equipment LLC

Nextel Partners of Upstate New York, Inc.

Nextel Partners Operating Corp.

Nextel Partners, Inc.

Nextel Retail Stores, LLC

Nextel South Corp.

Nextel Systems Corp.

Nextel Unrestricted Relocation Corp.

Nextel West Corp.

Nextel West Services, LLC

Nextel WIP Corp.

Nextel WIP Expansion Corp.

Nextel WIP Expansion Two Corp.

Nextel WIP Lease Corp.

Nextel WIP License Corp.

Northern PCS Services, LLC

[Incremental Agreement No. 1]

Name

NPCR, Inc.

NPFC, Inc.

PCS Leasing Company, L.P.

People’s Choice TV Corp.

PhillieCo Partners I, L.P.

PhillieCo Partners II, L.P.

PhillieCo Sub, L.P.

PhillieCo, L.P.

Private Trans-Atlantic Telecommunications System (N.J.), Inc.

Private TransAtlantic Telecommunications System, Inc.

San Francisco MDS, Inc.

SGV Corporation

SIHI New Zealand Holdco, Inc.

S-N GC GP, Inc.

S-N GC HoldCo, LLC

S-N GC LP HoldCo, Inc.

SN Holdings (BR I) LLC

SN UHC 1, Inc.

SN UHC 2, Inc.

SN UHC 3, Inc.

SN UHC 4, Inc.

SN UHC 5, Inc.

Southwest PCS Licenses, LLC

Southwest PCS Properties, LLC

Southwest PCS, L.P.

Sprint Asian American, Inc.

Sprint Capital Corporation

Sprint Communications Company L.P.

Sprint Communications Company of New Hampshire, Inc.

Sprint Communications Company of Virginia, Inc.

Sprint Corporation

Sprint Corporation (Inactive)

Sprint Credit General, Inc.

Sprint Credit Limited, Inc.

Sprint eBusiness, Inc.

Sprint Enterprise Mobility, Inc.

Sprint Enterprise Network Services, Inc.

Sprint Enterprises, L.P.

Sprint eWireless, Inc.

Sprint Global Venture, Inc.

Sprint Healthcare Systems, Inc.

Sprint HoldCo, LLC

Sprint International Communications Corporation

Sprint International Holding, Inc.

Sprint International Incorporated

Sprint International Network Company LLC

Sprint Iridium, Inc.

Sprint Licensing, Inc.

Sprint Mexico, Inc.

Sprint Nextel Aviation, Inc.

[Incremental Agreement No. 1]

Name

Sprint Nextel Holdings (ME) Corp.

Sprint PCS Assets, L.L.C.

Sprint PCS Canada Holdings, Inc.

Sprint PCS License, L.L.C.

Sprint Solutions, Inc.

Sprint Spectrum Equipment Company, L.P.

Sprint Spectrum Holding Company, L.P.

Sprint Spectrum L.P.

Sprint Spectrum Realty Company, L.P.

Sprint TELECENTERs, Inc.

Sprint Telephony PCS, L.P.

Sprint Ventures, Inc.

Sprint Wavepath Holdings, Inc.

Sprint WBC of New York, Inc.

Sprint/United Management Company

SprintCom ECP I, L.L.C.

SprintCom ECP II, L.L.C.

SprintCom Equipment Company L.P.

SprintCom, Inc.

STE 14 Affiliate LLC

SWGP, L.L.C.

SWLP, L.L.C.

SWV Eight, Inc.

SWV Five, Inc.

SWV Four, Inc.

SWV One Telephony Partnership

SWV One, Inc.

SWV Seven, Inc.

SWV Six, Inc.

SWV Three Telephony Partnership

SWV Three, Inc.

SWV Two Telephony Partnership

SWV Two Telephony Partnership

SWV Two, Inc.

TDI Acquisition Corporation

Texas Telecommunications, LP

Texas Unwired

Tower Parent Corp.

Transworld Telecommunications, Inc.

UbiquiTel Inc.

UbiquiTel Leasing Company

UbiquiTel Operating Company

UCOM, Inc.

Unrestricted Extend America Investment Corp.

Unrestricted Subscriber Equipment Leasing Company, Inc.

Unrestricted Subsidiary Funding Company

Unrestricted UMTS Funding Company

US Telecom of New Hampshire, Inc.

US Telecom, Inc.

[Incremental Agreement No. 1]

Name

US Unwired Inc.

USST of Texas, Inc.

UT Transition Corporation

Utelcom, Inc.

Velocita Wireless Holding Corp.

Velocita Wireless Holding, LLC

Via/Net Companies

Virgin Mobile USA, Inc.

Virgin Mobile USA, L.P.

VMU GP, LLC

VMU GP1, LLC

Washington Oregon Wireless Licenses, LLC

Washington Oregon Wireless Properties, LLC

Washington Oregon Wireless, LLC

Wavepath Holdings, Inc.

Wireless Broadcasting Systems of America, Inc.

Wireless Cable of Florida, Inc.

Wireless Leasing Co., Inc.

WirelessCo, L.P.

Wireline Leasing Co., Inc.

[Incremental Agreement No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Incremental Agreement No. 1]

GOLDMAN SACHS BANK USA, as an Incremental Lender that is an Increasing Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

[Incremental Agreement No. 1]

SCHEDULE I

TO INCREMENTAL AGREEMENT NO. 1

REVOLVING CREDIT COMMITMENTS

Incremental Lender	Revolving Credit Commitment Pursuant to Incremental Agreement No. 1
Goldman Sachs Bank USA	$150,000,000